UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20429
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	April 17, 2007 (April 12, 2007)
GREEN MOUNTAIN POWER CORPORATION
(Exact name of Registrant as specified in charter)
Vermont	1-8291	03-0127430
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
163 ACORN LANE, COLCHESTER, VERMONT		05446
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code		(802) 864-5731
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On April 12, 2007, Northstars Merger Subsidiary Corporation (“Merger Sub”), a wholly- owned subsidiary of Northern New England Energy Corporation (“Parent”), merged with and into Green Mountain Power Corporation (the “Company”) (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of June 21, 2006 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. As a result of the Merger, which was effective as of 7:45 a.m. Eastern Daylight Time on April 12, 2007, the Company became a wholly-owned subsidiary of the Parent.

Under the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company’s common stock, par value $3.33 1/3 per share, subject to certain limitations, was converted into the right to receive $35.00 in cash, without interest thereon.

As a result of the Merger, all of the Company’s issued and outstanding capital stock is held by Parent and all of the issued and outstanding capital stock of Parent is owned, directly or indirectly, by Gaz Métro Limited Partnership, a limited partnership organized under the laws of the Province of Québec.

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, on April 12, 2005, William H. Bruett, Merrill O. Burns, and Marc A. vanderHeyden ceased serving as members of the Company’s board of directors, and Robert Benoit, Pierre Despars, and Robert Tessier were elected as new members of the Company’s board of directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 13, 2007, the Company filed with the Secretary of State of the State of Vermont amended and restated Articles of Incorporation, which became effective on such date. A copy of the amended and restated Articles of Incorporation is included as Exhibit 5.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

5.1	Amended and Restated Articles of Incorporation of Green Mountain Power Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN POWER CORPORATION (Registrant)
Date: April 17, 2007	By: /s/ Dawn D. Bugbee
Name: Dawn D. Bugbee Title: Vice President and Chief Financial Officer, Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
5.1	Amended and Restated Articles of Incorporation of Green Mountain Power Corporation